                                                                   EXHIBIT 10.29

                      FF&E AND TECHNICAL SERVICES CONTRACT

                                 (Fixed Price)

         THIS FF&E AND TECHNICAL SERVICES CONTRACT (the "Contract") is made and entered into this 26th day of May, 1995, by and between WYNDHAM HOTEL COMPANY LTD., a Texas limited partnership ("WHC"), whose address is 2001 Bryan Tower, Suite 2300, Dallas, Texas 75201, and CONVENTION CENTER BOULEVARD HOTEL, LIMITED, A LOUISIANA PARTNERSHIP IN COMMENDAM ("Owner"), whose address is Suite 3200, 2001 Ross Avenue, Dallas, Texas 75201.

                                    RECITALS

         A. Owner is developing and constructing a hotel of approximately 200 rooms and related facilities (the "Project") on that certain tract of land located in New Orleans, Louisiana, two blocks from the New Orleans Convention Center in the block bordered by Convention Center Boulevard and Girod, Fulton and Notre Dame Streets (the "Site").

         B. Pursuant to a Management Agreement of even date with this Agreement, WHC is providing Owner a guarantee of the pre-opening expenses to be incurred in connection with the Project.

         C. Owner also desires to retain WHC to provide and install furnishings, fixtures and equipment ("FF&E") for the Project, and to provide certain technical services (the "Technical Services"), all for the Fixed Price (hereinafter defined).

         D. The FF&E and related installation services are described mcre particularly in the Schedule of FF&E and Services attached as Exhibit A, which also includes a reference to the cost of the Technical Services.

         E. The Technical Services are described more particularly in Exhibit B attached hereto.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the parties hereto agree as follows:

         Section 1.       Provision of FF&E.

         1.1.    Identification of FF&E.

                 (a) The FF&E to be provided and installed pursuant to this Contract is furniture, fixtures, and equipment of a quality, number, and type reasonably comparable to the standards of the Wyndham Hotel-Milwaukee Center. WHC shall submit to Owner no less than six (6) months prior to the scheduled installation of the FF&E (as set forth in Section 2.1(a) below), detailed specifications of such FF&E ("Detailed Specifications") prepared by a design consultant to be designated by WHC at Owner's expense. Owner shall have fifteen (15) business days to make reasonable objections to the Detailed Specifications. Failure of Owner to object in writing to the Detailed Specifications during this fifteen (15)-day period shall be deemed to be acceptance of same. WHC will consider Owner's suggestions with regard to selection of suppliers of FF&E and the pricing thereof in an effort to minimize costs without compromising quality.

                 (b) WHC will make all arrangements for the purchase, shipping, delivery and, where applicable, installation of the FF&E (herein called the "Work"). WHC may substitute products of similar quality for those itemized an the Schedule of FF&E and Services (hereinafter defined) with the Owner's prior written approval such approval to not be unreasonably withheld or delayed.

                 (c) Upon delivery, or where installation is required, upon installation, of the FF&E to be furnished pursuant to this Contract, Owner shall acquire good title to such FF&E free of any lien, security interest or encumbrance, except mortgage liens in favor of First National Bank of Commerce, New Orleans, Louisiana ("FNBC"). No portion of the FF&E to be provided pursuant to this Agreement shall be subject to a lease or any conditional sales agreement, except as otherwise permitted under the Construction and Term Loan Agreement between Owner and FNBC dated January 12, 1995, as amended, and otherwise agreed to in writing by Owner (the "FNBC Loan Agreement").

         1.2. Change Orders. After its acceptance of the Detailed Specifications, Owner may request changes thereto by submitting a change order to WHC. Upon receipt of a change order from Owner, WHC shall submit to Owner an estimate of the cost of such change, together with a revised Delivery Schedule (hereinafter defined) due to such change. Upon agreement of the parties as to the change in the Cost of the Work (hereinafter defined) and the Delivery Schedule, each party shall execute the change order to evidence its agreement to the terms contained therein.

         Section 2.       Delivery of FF&E.

         2.1.    Delivery and Installation Schedule.

                 (a) Upon finalization of the construction schedule for the Project by Owner and WHC, WHC shall submit for Owner's approval, a schedule indicating the required dates of delivery and installation of the FF&E (the "Delivery Schedule"). The Delivery Schedule shall be amended as necessary to comply with: (i) any change orders executed by the Owner and WHC; (ii) any delays incurred due to Owner's inability or failure to comply with the Delivery Schedule; or (iii) Force Majeure (as hereinafter defined) events. The Delivery Schedule will call for completion of the delivery and installation of the FF&E no later than the date thirty (30) days following substantial completion of the work under the general construction contract to be entered into by Owner for construction of the Project (such date, as extended pursuant to the immediately preceding sentence, the "Outside Date").

                 (b) Owner shall be responsible for demurrage, redelivery or other charges or expenses which are due to Owner's inability or failure to comply with the Delivery Schedule, and such charges shall not be included in the Cost of the Work (as hereinafter defined).

                 (c) Owner shall be responsible for expenses incurred by WHC for overtime of its employees or subcontractors performed at the direction of Owner, provided the same is not necessitated by the failure of WHC to comply with the Delivery Schedule, and such expenses shall not be included in the Cost of the Work.

                 (d) Expenses incurred by WHC for overtime of its employees or subcontractors or other charges imposed or necessitated by the failure of WHC to comply with the Delivery Schedule shall be included in the Cost of the Work.

         2.2.    Storage.

                 (a) Owner shall be responsible for providing security against loss or damage to the FF&E stored at the Project between the date of delivery and final acceptance by Owner of the FF&E, and the cost of the same shall not be included in the Cost of the Work.

                 (b) Costs incurred by WHC in storage, delivery and insurance of the FF&E at off-site storage locations shall be included in the Cost of the Work, unless such costs are incurred as a result of Owner's inability or failure to comply with the Delivery Schedule, in which case Owner shall be responsible for such costs and they shall not be included in the Cost of the Work.

         2.3.    Insurance.

                 (a) WHC or its agents shall cause the FF&E to be covered, at Owner's expense, by full replacement property insurance until such time as the same is delivered to Owner, and the cost of the same shall be included in the Cost of the Work. Owner shall maintain property insurance on the FF&E from the time of delivery of same, and the cost of the same shall not be included in the Cost of the Work.

                 (b) Owner and WHC hereby waive and release each other of and from any and all right of recovery, claim, action or cause of action against each other, their subcontractors, sub-subcontractors, agents, officers and employees, for any loss or damage that may occur to the Project, the FF&E, or personal property within the Project, by reason of fire or other perils coverable under policies of all risks of physical loss, whether or not such coverage is in effect, regardless of cause or origin, including the negligence of Owner or WHC and their subcontractors, subsubcontractors, agents, officers, and employees. Owner and WHC agree immediately to give their respective insurance companies written notice of the terms of the mutual waivers contained in this section, and to have the insurance policies properly endorsed, if necessary, to prevent the invalidation of the insurance coverages by reason of the mutual waivers.

         2.4. Warranties, etc. WHC shall use its best efforts to obtain the standard warranties from the manufacturers of the FF&E and assign all such standard warranties to Owner.

         Section 3.       Owner's Obligations.

         3.1.    Obligations Regarding FF&E Purchases.

                 (a) Owner shall have the right to inspect all FF&E and to reject any or all goods which are defective or nonconforming. Owner shall notify WHC of any defective or nonconforming goods within seven
         (7) days after notice of delivery to Owner or Owner shall be deemed to have accepted such goods.

                 (b) Any portion of any FF&E rejected by Owner in accordance with Section 3.1(a), without invalidating the remainder, will be held for disposition at the direction of WHC, and such rejected FF&E shall be replaced with conforming and/or non-defective goods.

         3.2. Approvals. Owner shall designate one or more representatives to act on its behalf under this Contract ("Owner's Representative"). Pursuant to a Development Agreement dated May 26, 1995, Owner has designated Darryl D. Berger and Roger H. Ogden to serve as the "Owner's Representative" under this Contract. Owner's Representative shall be fully acquainted with the Work and shall have authority to approve the Detailed Specifications and the Delivery Schedule, and any change orders thereto, and to make inspections of the FF&E and the installation thereof; render approvals and decisions and furnish information on behalf of the Owner under this Contract.

         Section 4.       Cost of Work; Fee; Fixed Price.

         4.1.    Cost of the Work.

                 (a) The FF&E to be provided and installed pursuant to this Contract is itemized in the Schedule of FF&E and Services attached hereto as Exhibit A (the "Schedule of FF&E and Services"). The price to be paid by Owner to WP for the FF&E shall be the costs actually incurred by WHC in the performance of the Work (the "Cost of the Work") and shall include the purchase price of the FF&E, together with shipping, any applicable sales and use taxes, insurance until delivery of the FF&E to Owner and, where applicable, installation of the FF&E at the Project (including installation of the special systems and kitchen and laundry equipment included in the FF&E and final hook-up and start-up of same).

                 (b) WHC shall submit to Owner's Representative from time to time an application for payment, which application shall include the invoices for the items of FF&E and other items included in the Cost of the Work with respect to which WHC is requesting payment. Payment for that portion of the Cost of the Work and the Base Portion of the Purchasing and Technical Services Fee (as hereinafter defined) with respect to the FF&E for which WHC is requesting payment, shall be based on the following percentages:

                          (1) Fifty percent (50%) upon receipt by Owner of an acknowledgement of a purchase order or contract from a vendor or contractor;

                          (2) Forty-five percent (45%) upon arrival of the FF&E in New Orleans, Louisiana; and

                          (3) The balance upon installation and acceptance of the FF&E by Owner.

                 (c) Within fifteen (15) days of receipt of an application for payment by WHC, Owner shall make such payment.

         4.2.    Fees and Reimbursable to WHC.

                 (a) Fee. Owner will pay to WHC for its services hereunder a total fee (the "Purchasing and Technical Services Fee") equal to (i) $109,977 (the "Base Portion"), plus (ii) the amount, if any, (the "Savings Portion") by which the sum of the Cost of the Work, the Base Portion and Reimbursable Expenses is less than the Fixed Price (as hereinafter defined). Payment of the Base Portion will be made in proportion to the payments for the Cost of the Work as provided in
         Section 4.1(b) above. Payment of the Savings Portion, if any, will be made upon completion of installation and acceptance by Owner of the FF&E to be furnished pursuant to this Contract.

                 (b)      Reimbursable Expenses.   Owner shall reimburse WHC
         for all Reimbursable Expenses in addition to the Purchasing and Technical Services Fee within fifteen (15) days of receipt of a reasonably detailed statement therefor. As used herein, "Reimbursable Expenses" shall include transportation expenses in connection with the services provided by WHC herein, living expenses in connection with out-of-town travel, long distance telephone, telefaxing, postage and handling of documents, photocopying and reproductions.

         4.3. Fixed Price. the sum of the Cost of the Work, the Purchasing and Technical Services Fee and Reimbursable Expenses shall be $2,084,906, subject to additions and deductions by Change Order as provided herein. Such maximum sum is referred to as the "Fixed Price." Costs which would cause the sum of the Cost of the Work, the Purchasing and Technical Services Fee and Reimbursable Expenses to exceed the Fixed Price (an "Overrun") shall be borne by VHC.

         Section 5.       Default; Termination.

         5.1.    Default.

                 (a) If WHC fails to perform any duties as provided in this Contract, which failure is not due to the acts or omissions of Owner, its contractors, agents, or employees, and WHC fails to correct such failure within thirty (30) days after written notice by Owner to WHC specifying such failure to perform, Owner shall be entitled to terminate this Contract by written notice to WHC. Notwithstanding the foregoing, if such default is of a type which cannot be cured within thirty (30) days, WHC shall have such additional time as may be reasonably necessary provided it commences such cure within such thirty (30) days and diligently prosecutes such cure to completion, provided that such cure period shall not cause the completion of the Work to extend beyond the Outside Date. The foregoing right to terminate this Contract is in addition to and cumulative of any and all rights and remedies available to Owner at law or in equity, provided that WHC shall be responsible in damages only to the extent of any Overrun and, to the extent WHC fails to complete the Work on or before the Outside Date and such failure results in a delay in the opening of the Project to the public, interest on the Owner's indebtedness under the FNBC Loan Agreement from the Outside Date until the opening of the Project.

                 (b) In the event Owner fails to pay WHC any portion of the Purchasing and Technical Services Fee, the Cost of the Work or Reimbursable Expenses when due, WHC may, upon written notice to Owner, suspend any further performance by WHC hereunder until such payment is received. Any such suspension by WHC shall not be deemed to be a breach by WHC of this Contract or any conditions or covenants thereof, shall not be deemed to be a waiver of any other right of WHC under this Contract, and shall not be deemed to terminate this Contract. If Owner fails to pay any amount payable to WHC under the terms of this Contract, or Owner violates any of the other terms or conditions of this Contract, WHC may terminate this Contract if said violations have not been cured within ten (10) days following written notification of same to Owner. The foregoing right to terminate this Contract is in addition to and cumulative of any and all rights and remedies available to WHC at law or in equity.

         5.2. Termination. Upon termination of this Contract by either party, WHC Wm deliver to Owner copies of all FF&E documentation then in its possession.

         Section 6.       Indemnification.

         6.1. Indemnification by Owner. Owner agrees that it shall indemnify, defend, protect and hold harmless WHC, its affiliates, subsidiaries and partners and their respective officers, directors and employees (the "WHC Indemnitees") from and against any and all claims, liabilities, actions, obligations, damages, costs or expenses (including reasonable attorneys' fees) arising from or related to the ownership, development, construction and operation of the Project. This indemnity shall not apply to any claims, liabilities, actions, obligations, damages, costs or expenses arising by reason of the misconduct or negligence of the WHC Indemnitees or any contractual obligation on the part of any WHC Indemnitee.

         6.2. Indemnification by WHC. WHC agrees that it shall indemnify, defend, protect and hold harmless Owner, its affiliates, subsidiaries and partners and their respective officers, directors and employees (the "Owner Indemnitees") from and against any and all claims, liabilities, actions, obligations, damages, costs or expenses (including reasonable attorneys' fees) arising by reason of the willful misconduct or negligence of the WHC Indemnitees. The foregoing shall be without prejudice to any remedy that Owner might have with respect to a breach of this Agreement by WHC.

         Section 7.       General Provisions.

         7.1. Attorney's Fees. In the case of arbitration or litigation brought by either party pursuant to this Contract, the parties agree that reasonable attorneys' fees shall be awarded to the prevailing party.

         7.2. Force Majeure. Neither party shall be considered in default or liable for any loss or damage for delay or nonperformance, other than with respect to the making of a monetary payment, due to acts of God, war, insurrection, civil commotion, riots, strikes, lockouts, embargoes, shortages of labor or materials, fire, casualties or action or inaction of any governmental authority, but in each case only to the extent such delay is not reasonably within such party's control.

         7.3. Assignment. This Contract shall bind and inure to the benefit of the parties hereto and their respective heirs, legal representatives and permitted successors and assigns. None of the rights or obligations of the parties hereto shall be assignable without the prior written consent of the other party.

         7.4. Entire Agreement. This Contract incorporates the entire agreement between the parties hereto with respect to the matters covered hereby and may not be modified in any manner except by an instrument in writing signed by each of the parties hereto.

         7.5. Notices. All notices, demands, consents and approvals which may or are required to be given by either party to the other hereunder shall be in writing and shall be deemed to have been fully given when deposited in the United States mail, certified or registered, postage prepaid, and addressed to the party to be notified at the following address for such party specified in this Contract, or to such other place as the party to be notified may from time to time designate by at least fifteen (15) days notice to the notifying party:





       If to the Owner:         Convention Center Boulevard Hotel Limited
                                c/o Darryl D. Berger and Roger H. Ogden
                                100 Conti Street
                                New Orleans, Louisiana 70130

       with a copy to:          CFP-Riverfront Hotel Partners, L.P.

                                      2001 Ross Avenue, Suite 3200
                                      Dallas, Texas 75201
                                      Attention: Susan Oelsen

                                      Stone, Pigman, Walther, Wittmann &
                                      Hutchinson, LLP.  546
                                      Carondelet Street New
                                      Orleans, Louisiana 70130
                                      Attention: Kay W. Eagan, Esq.

              if to WHC:              Wyndham Hotel
                                      Company Ltd.  2001 Bryan
                                      Street, Suite 2300 Dallas,
                                      Texas 75201 Attention:
                                      Construction & Development

              with a copy to:         Locke Purnell Rain
                                      Harrell 2200 Ross Avenue,
                                      Suite 2200 Dallas, Texas
                                      75201 Attention: M. Charles
                                      Jennings, Esq.

         7.6. Governing Law. This Contract shall be governed by and construed under the laws of the State of Texas and, to the extent applicable, the laws of the United States of America.

         Section 8.       Arbitration.

         8.1. Use. All claims, disputes and other matters in question between the parties to this Agreement shall be decided by arbitration in accordance with the Construction Industry Arbitration Rules of the American Arbitration Association then obtaining unless the parties mutually agree otherwise. No arbitration arising out of or relating to this Agreement shall include, by consolidation, joinder or in any other manner, any additional person not a party to this Agreement except by written consent containing a specific reference to this Agreement and signed by WHC, the Owner, and any other person sought to be joined. Any consent to arbitration involving an additional person or persons shall not constitute consent to arbitration of any dispute not described therein or with any person not named or described therein. This agreement to arbitrate and any agreement to arbitrate with an additional person or persons duly consented to by the parties to this Agreement shall be specifically enforceable under the prevailing arbitration law.

         8.2. Notice of Demand. Notice of demand for arbitration shall be filed in writing with the other party to this Agreement and with the American Arbitration Association. The demand shall be made within a reasonable time after the claim, dispute or other matter in question has arisen. In no event shall the demand for arbitration be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in questions would be barred by the applicable statute of limitations.

         8.3. Binding Decision. The award rendered by the arbitrators shall be final, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof

         IN WITNESS WHEREOF, the parties hereto have executed this Contract as of the year and date first above written.

                               OWNER:

                               CONVENTION CENTER BOULEVARD HOTEL
                               LIMITED, A LOUISIANA PARTNERSHIP IN
                               COMMENDAM

                               By: Convention Center Boulevard Hotel, Inc., a
                                   Louisiana corporation, General Partner

                               By:  /s/ CHARLES E. RIELS
                                   ---------------------------------------------
                                   Name: Charles E. Riels
                                        ----------------------------------------
                                   Title: Secretary - Treasurer
                                         ---------------------------------------


                               WHC:

                               WYNDHAM HOTEL COMPANY LTD., a Texas
                                limited partnership

                               By: Wyndham Hotel Management Corporation,
                                   a Texas corporation, General Partner


                               By:   /s/ MICHAEL SILVERMAN
                                   ---------------------------------------------
                                   Name: Michael Silverman
                                        ----------------------------------------
                                   Title: Vice President
                                         ---------------------------------------

                                   EXHIBIT A

                         Schedule of FF&E and Services





                            Exhibit A - Page 1 of
                                                  ---

Wyndham Garden Hotel, New Orleans - Wyndham FF&E Budget
--------------------------------------------------------------------------------
5/25/95

LAND                                      P     NUMBER    QUANTITY     UNIT COST     WHC FF&E
--------------------------------------    -     ------    --------     ---------     --------
  A:AA01 Land: General Total:                                                           $0.00
  A:LD01 Purchase Price Total:                                                          $0.00
  A:LR01 Costs Related to Land
         Purchase Total:                                                                $0.00
--------------------------------------                                              ---------
LAND TOTAL COST:                                                                        $0.00

FINANCING                                 P     NUMBER    QUANTITY     UNIT COST     WHC FF&E
--------------------------------------    -     ------    --------     ---------     --------
  B:AA01 Financing: General Total:                                                      $0.00
  B:FA01 Appraisals, Policies,
         Studies Total:                                                                 $0.00
  B:FF01 Loan Fees & Expenses Total:                                                    $0.00
  B:FL01 Legal Fees Total:                                                              $0.00
--------------------------------------                                              ---------
FINANCING TOTAL COST:                                                                   $0.00


OPERATIONS                                P     NUMBER    QUANTITY     UNIT COST     WHC FF&E
--------------------------------------    -     ------    --------     ---------     --------
  C:AA01 Operations: General Total:                                                     $0.00
  C:PO01 Pre-Opening Costs Total:                                                       $0.00
  C:PR01 Project Related Costs Total:                                                   $0.00
--------------------------------------                                              ---------
OPERATIONS TOTAL COST:                                                                  $0.00


CONSULTANTS                               P     NUMBER    QUANTITY     UNIT COST     WHC FF&E
--------------------------------------    -     ------    --------     ---------     --------

Wyndham Garden Hotel, New Orleans - Wyndham FF&E Budget                   Page 2
--------------------------------------------------------------------------------
5/25/95

CONSULTANTS Continued . . .               P     NUMBER    QUANTITY     UNIT COST     WHC FF&E
--------------------------------------    -     ------    --------     ---------     --------
  D:CN01 Design Consultants
    C010 004010.00 Peer Review            1      1.0 ars   1.0 LS      $22,500.00   $22,500.00
    C100 004100.00 Interior Design        1      1.0 ars   1.0 LS      $35,000.00   $35,000.00
                                                                                    ----------
  D:CN01 Design Consultants Total:                                                  $57,500.00

  D:CN02 General Contractor Fee and
          Overhead Total:                                                           $     0.00

  D:GA01 Tax, Freight, Travel
    F200 000000.00 Purchasing Fee         1      1.0 ars   1.0 ls      $51,984.00   $51,984.00
    X180 000000.00 FF&E Tax               1      1.0 ars   1.0 ls     $115,673.00  $115,673.00
    X190 000000.00 FF&E Freight           1      1.0 ars   1.0 ls      $70,689.00   $70,689.00
                                                                                   -----------
  D:GA01 Tax, Freight, Travel Total:                                               $238,346.00

  D:GA02 Technical Services &
           Purchasing Fees
    X200 000000.03 Installation/TS Fee    1      1.0 n/a   1.0 LS      $57,993.00   $57,993.00
                                                                                   -----------
  D:GA02 Technical Services &
           Purchasing Fees Total:                                                   $57,993.00

  D:LC01 Installation/Warehousing
    F300 000000.01 Installation           1      1.0 ars   1.0 LS      $41,200.00   $41,200.00
    F300 000000.02 Warehousing            1      1.0 ars   1.0 LS      $21,000.00   $21,000.00
                                                                                    ----------
  D:LC01 Installation/Warehousing Total:                                            $62,200.00
--------------------------------------                                              ----------
CONSULTANTS TOTAL COST:                                                            $416,039.00

GUEST ROOM FF&E                           P     NUMBER    QUANTITY     UNIT COST     WHC FF&E
--------------------------------------    -     ------    --------     ---------     --------
  E:AA01 General Guest Rooms FF&E
    F101 000.00 Guest Room FF&E           1      1.0 ars   1.0 LS     $744,574.00  $744,574.00
                                                                                   -----------
  E:AA01 General Guest Rooms FF&E Total:                                           $744,574.00
--------------------------------------                                             -----------
GUEST ROOM FF&E TOTAL COST:                                                        $744,574.00

PUBLIC FF&E                               P     NUMBER    QUANTITY     UNIT COST     WHC FF&E
--------------------------------------    -     ------    --------     ---------     --------
  F:AA01 General Public FF&E
    F102 500.01  Public Space FF&E        1      1.0 ars   1.0 LS     $120,686.00  $120,686.00
    N100 101000.00 Exterior Graphics      1      1.0 ars   1.0 all     $20,000.00   $20,000.00
    N100 101000.00 Interior Graphics      1      1.0 ars   1.0 all     $13,000.00   $13,000.00
                                                                                   -----------
  F:AA01 General Public FF&E Total:                                                $153,686.00
--------------------------------------                                             -----------
PUBLIC FF&E TOTAL COST:                                                            $153,686.00

Wyndham Garden Hotel, New Orleans - Wyndham FF&E Budget
--------------------------------------------------------------------------------
5/25/95

KITCHEN & LAUNDRY EQPT                    P     NUMBER    QUANTITY     UNIT COST     WHC FF&E
--------------------------------------    -     ------    --------     ---------     --------
  1:AA01 General Kitchen & Laundry
         Eqpt
    M110 114000.00 Kitchen/Laundry
         Equipment                        1     1.0 ars     1.0 LS   $200,000.00   $200,000.00
                                                                                   -----------
  1:AA01 General Kitchen & Laundry
         Eqpt Total:                                                               $200,000.00
--------------------------------------                                             -----------
KITCHEN & LAUNDRY EQPT TOTAL COST:                                                 $200,000.00

ADMINISTRATIVE FF&E/EQPT                  P     NUMBER    QUANTITY     UNIT COST     WHC FF&E
--------------------------------------    -     ------    --------     ---------     --------
  L:AA01 General Administrative
    F104 000000.00 Operating Equipment    1     1.0 ars     1.0 LS   $220,000.00   $220,000.00
                                                                                   -----------
  L:AA01 General Administrative Total:                                             $220,000.00
  L:SS01 Special Systems
    F107 900.01  Special Systems          1     1.0 ars     1.0 LS   $200,000.00   $200,000.00
    F107 900.02  Telephone/SS Cabling     1     1.0 ars   202.0 ea       $350.00    $70,700.00
                                                                                   -----------
  L:SS01 Special Systems Total:                                                    $270,700.00
--------------------------------------                                             -----------
ADMINISTRATIVE FF&E/EQPT TOTAL COST:                                               $490,700.00

CONSTRUCTION COSTS                        P     NUMBER    QUANTITY     UNIT COST     WHC FF&E
--------------------------------------    -     ------    --------     ---------     --------
  M:AA01 General Contractor
         Construction Total:                                                             $0.00
  M:AA02 Construction Costs Undertaken
         by Berger Total:                                                                $0.00
--------------------------------------                                             -----------
CONSTRUCTION COSTS TOTAL COST:                                                           $0.00

CONTINGENCY                               P     NUMBER    QUANTITY     UNIT COST     WHC FF&E
--------------------------------------    -     ------    --------     ---------     --------
  M:AA01 General Contingency
    X500 000000.00 FF&E Contingency       1     1.0 n/s     1.0 ls    $79,907.00    $79,907.00
                                                                                   -----------
  M:AA01 General Contingency Total:                                                 $79,907.00
--------------------------------------                                             -----------
CONTINGENCY TOTAL COST:                                                             $79,907.00

Wyndham Garden Hotel, New Orleans - Wyndham FF&E Budget                  Page 4
--------------------------------------------------------------------------------
5/25/95


--------------------------------------------------------------------------------
New Orleans Riverfront - Revised TOTAL COST:           $2,084,906.00

5/25/95   16:18:54    END OF REPORT LDIL

WYNDAM HOTEL, RIVERFRONT
================================================================================
Revised FF&E Summary

---------------------------------------------------------------------------------------
                                                              DBC GUARANTY   ALLOWANCES
                                                                GC  NONGC
                                                          WHC  BASE  BASE   GC  PROJECT
=======================================================================================
A. Typical Guestrooms
   1.  Furniture                                           X
   2.  Carpet & Pad                                        X
   3.  Carpet & Pad                                             X
   4.  Wallcoverings - material 54" - 14 to 20 oz.                                 X
   5.  Wallcoverings - adhesive and installation                X
   6.  Draperies                                           X
   7.  Ceiling Finish                                           X
   8.  Peep hole                                                X
   9.  Door lock & hardware                                     X
   10. Coat hangers                                        X
   11. Closet shelf & rod                                       X
   12. Televisions                                         X
   13. TV stands                                           X
   14. TV outlet w/cover                                        X
   15. ___ ea. double outlets                                   X
   16. Painted wood louvered closet doors                       X
   17. Connecting room doors                                    X
   18. Vertical fan coil unit                                   X
   19. Light fixtures (vestibule sconce)                   X

B. Typical Guest Baths
   1.  Wallcovering material                                                       X
   2.  Wallcovering adhesive & installation                     X
   3.  Countertop - synthetic marble with
       underhung china bowl                                     X
   4.  Ceramic tile floor, base & tub surround;
       marble threshold                                         X
   5.  Toilet accessories
       a.  Double TP holder                                     X
       b.  Towel rack                                           X
       c.  Coat hook                                            X
       d.  Shower/tub soap dish                                 X
       e.  Shower rod                                           X
       f.  Shower head                                          X
       g.  Clothes line (not used)
       h.  Shower curtain                                  X
       i.  Mirror                                          X
   6.  Electrical
       a.  2 Double outlets                                     X
       b.  1 Single dedicated circuit                           X
       c.  Wall sconce                                                             X
   7.  Finish Ceiling                                           X
---------------------------------------------------------------------------------------

WYNDAM HOTEL, RIVERFRONT
================================================================================
Revised FF&E Summary

---------------------------------------------------------------------------------------
                                                              DBC GUARANTY   ALLOWANCES
                                                                GC  NONGC
                                                          WHC  BASE  BASE   GC  PROJECT
=======================================================================================
C. Corridors
   1.  Carpet & pad                                        X
   2.  Carpet & pad installation                                X
   3.  Light Fixtures                                                        X
   4.  Wallcovering material                                                       X
   5.  Wallcovering adhesive and installation                   X
   6.  Furniture - mirrors, ash urns, lamps, table,
       pictures, planter                                   X
   7.  Graphics - door nos., directional signs,
       fire signage, etc.                                  X
   8.  Ice maker                                           X
   9.  Finished ceiling                                         X

D. Public Ares (including Lounge and Dining Area)
   1.  Drywall partition w/T&F                                  X
   2.  Lay-in ceiling grid & tile                               X
   3.  Carpet & pad                                        X
   4.  Carpet & pad installation                                X
   5.  Light fixture - standard lay-in                          X
   6.  a.  Decorative fixtures - sconces                        X
       b.  Decorative fixtures - chandeliers               X
   7.  Ceramic or quarry tile or marble                                      X
   8.  Architectural millwork                                                X
   9.  Doors - standard                                         X
   10. Doors frames - standard                                  X
   11. Furniture                                           X
   12. Artifacts                                           X
   13. Draperies                                           X
   14. Landscape (exterior)                                     X
       Landscape (interior)                                X
   15. Vinyl wallcovering material for lobby                                       X
       restaurant, lounge, meeting rooms,
       public restrooms, exercise rooms and offices
   16. Vinyl wallcovering, adhesive & installation              X
   17. Support and power for chandeliers                        X
   18. Safe                                                X
   19. Safe deposit boxes                                  X

E. Pool                                                        n/a

F. Exercise Room
   1.  All architectural work                                   X
   2.  Furniture/exercise equipment                        X
   3.  Finished ceiling                                         X
   4.  Wallcovering installation                                X
   5.  Wallcovering material                                                       X

G. Design fees/Soil Engineering/Surveys/
   Laboratory Testing                                                 X
---------------------------------------------------------------------------------------

WYNDAM HOTEL, RIVERFRONT
================================================================================
Revised FF&E Summary

---------------------------------------------------------------------------------------
                                                              DBC GUARANTY   ALLOWANCES
                                                                GC  NONGC
                                                          WHC  BASE  BASE   GC  PROJECT
=======================================================================================
H. Kitchen
   1.  Kitchen equipment                                   X
   2.  Kitchen metal shelving                              X
   3.  Walk-in coolers w/cooling units                     X
   4.  Equipment installation                              X
   5.  Exhaust hoods & fans w/hoods                        X
   6.  Foundations, depressions for coolers                     X
   7.  Cooler floor coverings                              X
   8.  Underfloor insulation @ coolers                     X
   9.  Perimeter walls                                          X
   10. Painting                                                 X
   11. Ceilings                                                 X
   12. Light fixtures                                           X
   13. Floor & FRP wall finishes                                X
   14. MEP rough-in                                             X
   15. Final hook-up of equipment                          X
   16. Exhaust ductwork & fans                                  X
   17. Fire sprinklers in hoods                            X
   18. Fire protection in kitchen                               X
   19. Lay-in ceiling to meet code                              X

J. Office
   1.  Equipment                                           X
   2.  Furniture                                           X
   3.  Computer & cable                                    X
   4.  Computer cable conduit                                   X
   5.  Final hook-up of equipment (plug-in only)           X
   6.  Fax/copier                                          X

K. Communication/Telephone
   1.  Reservation equipment                               X
   2.  Computer & cable                                    X
   3.  Computer cable conduit                                   X
   4.  Security
       a.  Alarms & wiring                                      X
       b.  Two-way radios                                  X
       c.  TV cameras                                           X
   5.  Paging system                                            X
   6.  Telephone system                                    X
   7.  Energy/property management system                   X
---------------------------------------------------------------------------------------

WYNDAM HOTEL, RIVERFRONT
================================================================================
Revised FF&E Summary

---------------------------------------------------------------------------------------
                                                              DBC GUARANTY   ALLOWANCES
                                                                GC  NONGC
                                                          WHC  BASE  BASE   GC  PROJECT
=======================================================================================
L. Employee Locker Room
   1.  All architectural work                                   X
   2.  Metal lockers                                            X
   3.  Benches                                             X
   4.  MEP                                                      X
   5.  not used                                                n/a
   6.  Micro-wave                                          X
   7.  Refrigerator                                        X
   8.  Bulletin boards                                     X
   9.  Coffee machine                                      X
   10. Lay-in ceiling                                           X

M. Shelving
   1.  Housekeeping                                             X
   2.  Laundry                                                  X
   3.  Engineering                                              X
   4.  Floor linen rooms                                        X

N. Housekeeping Equipment                                  X

O. Engineering/Maintenance Equipment                       X

P. Material Handling Equipment                                 n/a

Q. Meeting Room
   1.  Equipment                                           X
   2.  Projection Screen                                   X
   3.  Folding partition                                        X
   4.  Audio/Visual                                        X
   5.  Bulletin/chalk/tack boards                          X
   6.  Ceiling finish                                           X

R. Laundry
   1.  Laundry equipment                                   X
   2.  Laundry carts/folding tables                        X
   3.  MEP rough-in                                             X
   4.  Final hook-up of equipment                          X
   5.  Laundry equipment pads                                   X
   6.  Laundry drains                                           X
   7.  Laundry exhaust fans & ductwork                          X
   8.  Laundry shelving                                         X
   9.  Ceiling finish                                           X

S. Interior/Exterior Signage & Telephone System
   1.  Interior graphics                                   X
   2.  Exterior signs                                      X
   3.  Electrical rough-in                                      X
   4.  Sign final connection                               X
   5.  Telephone equipment                                 X
---------------------------------------------------------------------------------------

WYNDAM HOTEL, RIVERFRONT
================================================================================
Revised FF&E Summary

---------------------------------------------------------------------------------------
                                                              DBC GUARANTY   ALLOWANCES
                                                                GC  NONGC
                                                          WHC  BASE  BASE   GC  PROJECT
=======================================================================================
T. Operating Equipment
   1.  China                                               X
   2.  Glass                                               X
   3.  Silver                                              X
   4.  Linen                                               X
   5.  Uniforms                                            X
   6.  Supplies                                            X
   7.  Administrative expense                              X
---------------------------------------------------------------------------------------

WYNDHAM HOTEL - NEW ORLEANS RIVERFRONT

EXHIBIT B
Technical Services

The following describes those technical services to be undertaken by Wyndham Hotel Company Ltd. (WHC) on behalf of Convention Center Hotel, Limited, a Louisiana Partnership in Commendam:

1. Prepare preliminary recommendations regarding the design and scope of work to be incorporated into the Project.

2. Prepare a preliminary project budget reflecting those goods and services to be provided by WHC.

3. Periodically report on the progress of the work of the Owner's project consultants during their generation of the schematic design, design development, and construction documentation phases of the work.

4. Negotiate and execute an Interior Design Agreement. Evaluate and monitor the work of the Interior Designer to ensure satisfactory delivery of the Detailed Specifications to the Owner.

5. Prepare and submit to Owner for approval, pre-qualification criteria for bidders (including FF&E) related to goods and services to be provided by WHC, and cause to be developed bidders' interest in the Project.

6. Where applicable, conduct pre-award conferences with successful bidders. Prepare and execute, with Owner's prior approval, all construction contracts related to the goods and services to be provided by WHC. Administer these construction contracts through Completion.

7. Where applicable to the goods and services to be provided by WHC, assist the Owner in presenting work scopes requiring governmental approval to the appropriate government authority.

8. Recommend necessary or desirable Change Orders pertaining to the goods and services to be provided by WHC, as well as pertaining to the goods and services to be provided by Owner.

9. Monitor the coordination of work to be provided by Owner's own forces and those to be provided by WHC under this Contract.

10. Ensure that all keys, manuals, record drawings, etc. pertaining to the goods and services to be provided by WHC are delivered to the Owner.